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                               NORWEST ADVANTAGE FUNDS

                                CONTRARIAN STOCK FUND

                                       A SHARES
                                       B SHARES

                          Supplement Dated February 4, 1997
                         to Prospectus Dated October 1, 1996


A Shares and B Shares of Contrarian Stock Fund currently are not offered for sale and the Board has approved liquidation of these classes of shares.

Forum Financial Services, Inc. will provide a 0.50% payment to broker-dealers with respect to all exchanges from A Shares and B Shares of the Fund into another series of Norwest Advantage Funds. No contingent deferred sales charge will be charged on redemptions of A Shares and B Shares.